Annual Fund Operating Expenses - iShares Inflation Hedged Corporate Bond ETF - iShares Inflation Hedged Corporate Bond ETF	Mar. 01, 2021
Operating Expenses:
Management Fees (as a percentage of Assets)	0.20%
Distribution and Service (12b-1) Fees	none
Other Expenses (as a percentage of Assets):	none
Acquired Fund Fees and Expenses	0.13%
Expenses (as a percentage of Assets)	0.33%
Fee Waiver or Reimbursement	(0.15%)
Net Expenses (as a percentage of Assets)	0.18%